EXHIBIT 10.2



                        BANKUNITED FINANCIAL CORPORATION

                1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN

         1. PURPOSE. The purpose of this 1996 Incentive Compensation and Stock Award Plan (the "Plan") is to assist BankUnited Financial Corporation (the "Company") and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

         2. DEFINITIONS.

         For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that such entity is controlled by or under common control with the Company.

                  (b) "Award" means any Option, Restricted Stock, Restricted Stock Units, Stock Bonus or Stock Award in Lieu of Cash, or Other Stock-Based Award granted to a Participant under the Plan.

                  (c) "Award Agreement" means any written agreement, contract or other instruments or document evidencing an Award.

                  (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by such Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (e) "Board" means the Board of Directors of the Company.

                  (f) "Change in Control" means Change in Control as defined with related terms in Section 8.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

                  (h) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that Committee action shall be taken by act of such members specified in, and otherwise in accordance with, Section 3(b). The Committee shall consist solely of two or more directors of the Company. In appointing members of the Committee, the Board will consider whether each member will qualify as a "non-employee director" within the meaning of Rule 16b-3(b)(3), but such members are not required to so qualify at the time of appointment or during their term of service on the Committee.

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                  (i) "Company" means BankUnited Financial Corporation, a
corporation organized under the laws of the State of Florida, or any successor corporation.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

                  (k) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall mean the per share value of Stock as determined by using the average of the mean of the closing prices of such Stock as quoted on the NASDAQ system on each of the immediately preceding five days on which the stock was traded, as reported for such dates in the table contained in The Wall Street Journal or an equivalent successor table.

                  (l) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "NQSO" means any Option that is not an ISO.

                  (n) "Option" means a right, granted to a Participant under
Section 6(b), to purchase Stock or other Awards. An Option may be either an ISO or an NQSO.

                  (o) "Participant" means a person who, as an executive officer, officer, director, or employee or independent contractor of the Company (which includes employees of Subsidiaries or Affiliates), has been granted an Award under the Plan.

                  (p) "Restricted Stock" means an award of shares of Stock to a Participant under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

                  (q) "Restricted Stock Unit" means a right, granted to a Participant under Section 6(d), to receive Stock or cash at the end of a specified deferral period.

                  (r) "Plan" means this 1996 Incentive Compensation and Stock Award Plan.

                  (s) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  (t) "Stock" means the Series I Class A Common Stock, the Class B Common Stock (which together shall be referred to as "Common Stock"), or the Noncumulative Convertible Preferred Stock, Series B ("Preferred Stock") of the Company or such other securities as may be substituted or resubstituted therefor pursuant to Section 5.

                  (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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         3. ADMINISTRATION.

                  (a) AUTHORITY OF THE COMMITTEE. Except as otherwise provided herein, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                           (i) to select Participants to whom Awards may be granted;

                           (ii) to designate Affiliates;

                           (iii) to determine the type or types of Awards to be granted to each Participant;

                           (iv) to determine the type and number of Awards to be granted, the number and type of shares of Stock to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                           (v) to determine whether, and to what extent, the right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions;

                           (vi) to determine whether, to what extent, and under what circumstances an Award may be settled or the exercise price of an Award may be cancelled, forfeited, exchanged, or surrendered;

                           (vii) to determine whether, to what extent, and under what circumstances an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant, and whether to create trusts and deposit Stock or other property therein;

                           (viii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

                           (ix) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                           (x) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

                           (xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

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                  (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. At any time that a member of the Committee is not a Non-Employee Director as defined in Rule 16b-3, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more members who are Non-Employee Directors, or (ii) by the Committee but with each such member who is not a Non-Employee Director abstaining or recusing himself or herself from such action; PROVIDED, HOWEVER, that, upon such abstention or recusal, the Committee remains composed solely of two or more members who are Non-Employee Directors. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-qualifying member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and such other functions as the Committee may determine, to the extent permitted under applicable law, and in the case of a Participant then subject to Section 16 of the Exchange Act with respect to the Company, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1).

                  (c) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company or its Subsidiaries acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

         4. ELIGIBILITY.

                  (a) GENERALLY. Executive officers, officers, directors and employees of the Company, including employees of the Company's Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries are eligible to be granted Awards under the Plan.

                  (b) ANNUAL PER-PERSON LIMITATION. Subject to adjustment as hereinafter provided in Sections 5(a) and 5(d), in each calendar year during any part of which the Plan is in effect, a Participant may be granted Stock Options relating to no more than 95,000 shares of Stock.

         5. STOCK SUBJECT TO THE PLAN; ADJUSTMENT.

                  (a) NUMBER OF SHARES. Subject to adjustment as hereinafter provided, the number of shares of Common Stock for which Options may be granted under the Plan shall be 1,350,000, and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 700,000, provided however that to the extent that the total number of shares of Common Stock does not exceed 2,050,000 the Committee may reallocate the split between the number of shares of Common Stock for which Options may be granted and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards. Additionally, subject to adjustment as hereinafter provided the number of shares of Noncumulative Convertible Preferred Stock, Series B for which Options may be granted and which may be

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issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and
Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 650,000.

                  (b) MANNER OF COUNTING SHARES. If any shares subject to an Award are forfeited, cancelled, exchanged, or surrendered or such Award otherwise terminates without a distribution of shares to the Participant such number of shares will again be available for Awards under the Plan. The Committee may make determinations and adopt regulations for the counting of shares relating to any Awards to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

                  (c) TYPE OF SHARES DISTRIBUTABLE. Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares, including shares acquired by purchase in the open market or in private transactions.

                  (d) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property) which is special, large, and non-recurring, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number of and kind of shares of Stock issued or issuable in respect of outstanding Awards or, if deemed appropriate, make provisions for payment of cash or other property with respect to any outstanding Award, (iii) the per-person limit, number and kind of shares subject to Options which may be granted pursuant to
Section 4(b) and (iv) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in Awards, in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company or any Subsidiary, or business unit, or the financial statements thereof, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee's assessment of the business strategy of the Company, a Subsidiary, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

         6. SPECIFIC TERMS OF AWARDS.

                  (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Participant.

                  (b) OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                           (i) EXERCISE PRICE. Unless otherwise required by applicable law, the exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

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                           (ii) TIME AND METHOD OF EXERCISE. The Committee shall
         determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, notes or other property, and the methods by which Stock will be delivered or deemed to be delivered to Participants (including, without limitation, deferral of delivery of shares under a deferral arrangement).

                           (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.

                  (c) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock or Restricted Stock Units ("RSU") to Participants on the following terms and conditions:

                           (i) ISSUANCE AND RESTRICTIONS. Restricted Stock and
RSU shall be subject to such restrictions on transferability and other restrictions, if any, as the committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstance, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Stock or RSU, a Participant granted Restricted Stock or RSU shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

                           (ii) FORFEITURE. Except as otherwise determined by
the Committee, at the date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock or RSU, and any accrued but unpaid dividend(s) that is or are then subject to a risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock or RSU will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) CERTIFICATES FOR STOCK. Restricted Stock or RSU
granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Company may require the Participant to deliver a stock power, endorsed in blank, relating to the Restricted Stock. Upon expiration of the deferral period specified for RSU by the Committee (or, if permitted by the Committee, as elected by the participant) the stock underlying such RSU shall be delivered.

                           (iv) DIVIDENDS. Dividends paid on Restricted Stock or
RSU shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred or the amount or value thereof automatically reinvested in additional Restricted Stock, RSU, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock or RSU with respect to which such Stock or other property has been distributed.

                  (d) STOCK BONUSES AND STOCK AWARDS IN LIEU OF CASH AWARDS. The Committee is authorized to grant Stock as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee.

                  (e) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or other securities, as deemed by the Committee to

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be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Stock or such securities, purchase rights for Stock or such other securities, and Awards with value or payment contingent upon performance of the Company, or a Subsidiary, or upon any other factor or performance condition designated by the Committee. The Committee is authorized to make cash awards pursuant to this Section 6(f) as an element of or supplement to any other Award under the Plan.

         7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                  (a) STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, or purchase price of any other Award conferring a right to purchase Stock which is granted, in connection with the substitution of awards granted under any other plan of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

                  (b) TERMS OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

                  (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating the installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

                  (d) RULE 16B-3 COMPLIANCE.

                           (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under
         Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                           (ii) OTHER COMPLIANCE PROVISIONS. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

         8. CHANGE IN CONTROL PROVISIONS.

                  (a) ACCELERATION UPON CHANGE IN CONTROL. In the event of a "Change in Control," as defined in this Section:

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                           (i) any Award carrying a right to exercise that was
         not previously exercisable and vested shall become fully exercisable and vested; and

                           (ii) the restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved; provided, however, that, the Board may determine, by entry of a resolution prior to the occurrence of a Change in Control, that a Change in Control will not result in some or all of the consequences specified in (i) or (ii) or will not result in such consequences for specified Participants.

                  (b) "CHANGE IN CONTROL" DEFINED. For purposes of the Plan, a "Change in Control" shall have occurred if:

                           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or any person or group of persons who as of the date of approval of this Plan by the Board of Directors of the Company owns, directly or indirectly 10% or more of the combined voting power of the securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

                           (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
         (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

                           (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         9. GENERAL PROVISIONS.

                  (a) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Company shall not be obligated to take any action under the Plan and any Award Agreement, unless and until it is satisfied that all applicable federal and state laws, rules and regulations, and approvals by any regulatory or governmental agency have been complied with or obtained. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                  (b) NONTRANSFERABILILTY. Except as otherwise provided in this
Section 9(b), Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a designation of a Beneficiary, and Awards shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. In addition, except as otherwise provided in this Section 9(b), no rights under the Plan

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may be pledged, mortgaged, hypothecated, or otherwise encumbered, or subject to the claims of creditors. The foregoing notwithstanding, the Committee may, in its sole discretion, provide that Awards (or rights or interests therein) other than ISOs shall be transferable, including but not limited to permitting transfers to a Participant's immediate family members (I.E., spouse, children, or grandchildren, as well as the Participant), to trusts for the benefit of such family members or other transfers deemed by the Committee to be not inconsistent with the purposes of the Plan.

                  (c) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any action taken thereunder shall be construed as giving any Participant the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any Participant's employment or services at any time.

                  (d) TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

                  (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuations, or termination oft he Plan may materially adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto: provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially adversely affect the rights of such Participant under such Awards. Following the occurrence of a Change in Control, the Board may not terminate this Plan or amend this Plan in any manner adverse to Participants.

                  (f) NO RIGHT TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

                  (g) UNFUNDED STATUS OF AWARDS AND TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. If an to the extent authorized by the Committee, the Company may deposit into such a trust Stock or other assets for delivery to the Participant in satisfaction of the Company's obligations under any Award. If so provided by the Committee, upon such a deposit of Stock or other assets for the benefit of a Participant, there shall be substituted for the rights of the Participant to receive delivery of Stock and other payments under the Plan a right to receive the assets of the trust (to the extent that the deposited Stock or other assets represented the full amount of the Company's obligation under the Award at the date of deposit). The trustee of the trust may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

                  (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the state of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) EFFECTIVE DATE AND APPROVAL DATE; PLAN TERMINATION. The Plan shall become effective upon approval by the Board of Directors (the "Effective Date"), provided, however, that the Plan shall be subject to the subsequent approval by the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy, and entitled to vote on the subject matter, at a meeting of Company stockholders duly held in accordance with the Florida Corporation Code, or any adjournment thereof in accordance with applicable provisions of the Florida Corporation Code, such stockholder approval to be obtained not later than one year after the Effective Date (the "Approval Date"). Any Awards granted under the Plan prior to such approval of stockholders shall be subject to such approval and in the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board, the Plan will terminate at such time as the Company has no further obligations with respect to any Award granted under the Plan; provided, however, that ISOs may not be granted later than 10 years after the Effective Date.

                  (l) TITLE AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                                      B-10